SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): February 19, 2004


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-5571                      75-1047710
      (State or other             (Commission                 (I.R.S. Employer
      jurisdiction of             File Number)               Identification No.)
       incorporation)

     100 Throckmorton Street, Suite 1800, Fort Worth, Texas        76102
           (Address of principal executive offices)              (Zip Code)


         Registrant's telephone number, including area code (817) 415-3700

Item 12.  Results of Operations and Financial Condition

     On February 19, 2004, RadioShack Corporation (the "Company") issued a press release containing certain information with respect to its fourth quarter and year-end 2003 financial results. A copy of the press release is attached as
Exhibit 99.1.

     In the press release, the Company utilized non-GAAP financial measures to describe the Company's adjusted net income for the fourth quarter of 2002 and for the 2002 fiscal year and to present the Company's free cash flow. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for measures prepared in accordance with GAAP.

     In the press release, the Company adjusted its net income for the fourth quarter of 2002 to eliminate a litigation settlement credit, an impairment charge, and a gain on a contract termination. The Company also adjusted its 2002 net income to eliminate the foregoing items, along with other income from a favorable litigation settlement. Management believes that the presentation of adjusted net income for these periods is useful to investors because it provides a useful means of evaluating the Company's operating performance and results on a comparable basis through the adjustment of amounts that, while they may possibly recur from time to time, do not typically recur on a quarterly basis. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items, and provides its forecasts to investors on this basis.

     The Company utilized a non-GAAP financial measure in the press release to present the Company's free cash flow. The Company's management believes that free cash flow is an appropriate indication of the Company's ability to fund share repurchases, repay maturing debt, change dividend payments or fund other uses of capital that management believes will enhance stockholder value.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 19th day of February, 2004.

                                      RADIOSHACK CORPORATION

                                      /s/  Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President - Chief
                                      Administrative Officer,
                                      Secretary and General Counsel

                                  EXHIBIT INDEX

Exhibit No.
99.1     Press Release, dated February 19, 2004.

                                                                    Exhibit 99.1

                                                               February 19, 2004
                                                                    RSH-2004-008
For further information contact:
James M. Grant,                                   Laura Moore,
Senior Director, Investor Relations               Senior Vice President,
(817) 415-7833                                    Chief Communications Officer
Or                                                (817) 415-3300
Leah M. King                                      Media.relations@radioshack.com
Director, Investor Relations                      ------------------------------
(817) 415-2909
investor.relations@radioshack.com
---------------------------------

               RadioShack Corporation Announces Fourth Quarter and
                         Year-End 2003 Financial Results
                 Fourth Quarter Net Income up 17%, E.P.S. up 22%

Fort Worth, Texas - RadioShack Corporation (NYSE: RSH) today announced fourth quarter net income of $127 million or $0.77 per diluted share for the quarter ended December 31, 2003. This compares to net income of $109 million or $0.63 per diluted share for the quarter ended December 31, 2002. Last year the company also reported adjusted fourth quarter 2002 net income(1) of $102 million or $0.59 per diluted share, due primarily to an unusual gain from a contract termination.

Comparable store sales for the fourth quarter 2003 were flat compared to the prior year. Total sales in the fourth quarter 2003 were also flat at $1,490.4 million, compared to total sales of $1,497.7 million for the previous year.

"Improved management of product mix, supply chain initiatives, markdowns, along with other factors related to gross margin, favorably impacted our quarterly earnings beyond our expectations," said Leonard Roberts, chairman and chief executive officer of RadioShack Corporation. "Our organizational disciplines in buying, pricing, staffing and other areas are driving higher profit and better returns for our shareholders. These disciplines will bode well for us in 2004 and beyond."

Inventory turnover for the full year of 2003 was 2.7 times versus 2.5 times a year ago. Free cash flow(1) was $422 million for the 12 months ended December 31, 2003, compared to $375 million in the prior year.

RadioShack reported full year 2003 net income of $298 million, or $1.77 per diluted share, versus net income of $263 million, or $1.45 per diluted share the previous year. Excluding unusual items, 2002 net income(1) was $258 million, or $1.42 per diluted share. Sales for 2003 were $4,649 million, up 2% versus $4,577 million the previous year.

As for financial guidance, RadioShack anticipates generating first quarter 2004 earnings per share of $0.36 to $0.38. Earnings per diluted share for fiscal year 2004 are anticipated to grow 13% to 15% year-over-year to at least $1.99. This annual earnings per share growth is predicated upon sales growth of three to four percent, gross margin gains of 50 to 70 basis points, and SG&A growth of
1.5 to 2.5 percent.

Today at 9:00 a.m. ET, management will host a conference call for interested investors followed by a question and answer period. The public is invited to listen to the call live on the Internet at www.radioshackcorporation.com on the Investor Relations page. The call will be replayed on the Web site until April 16, 2004 at 11:59 p.m. ET.

Statements made in this news release which are forward-looking statements involve risks and uncertainties and are indicated by words such as "anticipates" and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the S.E.C. such as RadioShack's most recent Forms 10-K and 10-Q.

Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer of wireless communications, electronic parts, batteries and accessories, as well as other digital technology products and services. With 7,042 outlets nationwide at year's end, it is estimated that 94 percent of all Americans live or work within five minutes of a RadioShack store or dealer. The company's knowledgeable sales associates and brand position - "You've got questions. We've got answers.(R)" - support RadioShack's mission to demystify technology in every neighborhood in America. For more information on the company, visit the RadioShack Corporation Web site at www.radioshackcorporation.com. For more information on RadioShack products and services, visit its e-commerce Web site at www.radioshack.com.
--------
(1)See page 4 for a reconciliation of adjusted net income and free cash flow, both of which are non-GAAP financial measures, to consolidated net income and net cash provided by operating activities, respectively, which are both GAAP financial measures.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Income Statement (Unaudited)
(In millions, except per share amounts)
                                                 Three Months Ended        Increase/      Twelve Months Ended       Increase/
                                                    December 31,          (Decrease)          December 31,         (Decrease)
                                               -----------------------   ------------   -----------------------   ------------
                                                  2003         2002      2003 vs 2002      2003         2002      2003 vs 2002
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net sales and operating revenues                $1,490.4     $1,497.7     $    (7.3)     $4,649.3     $4,577.2     $    72.1
Cost of products sold                              756.0        810.6         (54.6)      2,333.6      2,338.9          (5.3)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Gross profit                                       734.4        687.1          47.3       2,315.7      2,238.3          77.4
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating expenses:
  Selling, general and
   administrative(1)                               504.2        494.1          10.1       1,740.0      1,728.6          11.4
  Depreciation and amortization                     23.2         22.8           0.4          92.0         94.7          (2.7)
  Impairment of long-lived assets(2)                 -            8.1          (8.1)          -            8.1          (8.1)
  Gain on contract termination(3)                    -          (18.5)         18.5           -          (18.5)         18.5
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total operating expenses                           527.4        506.5          20.9       1,832.0      1,812.9          19.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating income                                   207.0        180.6          26.4         483.7        425.4          58.3
Interest income                                      1.4          2.9          (1.5)         12.8          9.0           3.8
Interest expense                                    (7.6)       (10.6)          3.0         (35.7)       (43.4)          7.7
Other income, net(4)                                 -            3.1          (3.1)         12.0         33.9         (21.9)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Income before income taxes                         200.8        176.0          24.8         472.8        424.9          47.9
Provision for income taxes                          73.5         66.9           6.6         174.3        161.5          12.8
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net income                                      $  127.3     $  109.1     $    18.2      $  298.5     $  263.4     $    35.1
                                               ==========   ==========   ============   ==========   ==========   ============
Net income per common share:
  Basic                                         $  0.77      $  0.64      $    0.13      $  1.78      $  1.50      $    0.28
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                       $  0.77      $  0.63      $    0.14      $  1.77      $  1.45      $    0.32
                                               ==========   ==========   ============   ==========   ==========   ============
Avg shares used to compute earnings per share:
  Basic                                           164.5         168.7         (4.2)        167.7        173.0          (5.3)
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                         166.3         174.2         (7.9)        168.9        179.3         (10.4)
                                               ==========   ==========   ============   ==========   ==========   ============
Shares outstanding                                162.5         171.7         (9.2)
                                               ==========   ==========   ============

(1) - SG&A includes a $0.9 million credit in Q4 2002 and $29.0 million charge in year 2002 for settlement of a class action lawsuit.
(2) - Impairment of long-lived assets includes an $8.1 million charge in both
      Q4 2002 and year 2002 from the write-off of goodwill related to the 1999 acquisition of AmeriLink.
(3) - Gain on contract termination reflects the effect in both Q4 2002 and year
      2002 of a gain from the termination of a Microsoft contract.
(4) - Other income includes $27.7 million in year 2002 from a favorable litigation settlement.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Reconciliation Tables of Non-GAAP Financial Measures to GAAP Financial Measures (Unaudited)
(In millions)

NET INCOME
                                                  Three Months Ended      Increase/     Twelve Months Ended     Increase/
                                                      December 31        (Decrease)          December 31        (Decrease)
                                                ----------------------  ------------   ----------------------  ------------
                                                   2003        2002     2003 vs 2002      2003        2002     2003 vs 2002
                                                ----------------------  ------------   ----------------------  ------------
Net income - consolidated                         $127.3      $109.1         $18.2       $298.5      $263.4         $35.1
Adjustments:
  SG&A - settlement of class action lawsuit          -          (0.9)          0.9          -          29.0         (29.0)
  Impairment of long-lived asset                     -           8.1          (8.1)         -           8.1          (8.1)
  Gain on contract termination                       -         (18.5)         18.5          -         (18.5)         18.5
  Other income, net                                  -           -             -            -         (27.7)         27.7
                                                ----------------------  ------------   ----------------------  ------------
Total adjustments before tax                         -         (11.3)         11.3          -          (9.1)          9.1
  Provision for income taxes                         -           4.3          (4.3)         -           3.5          (3.5)
                                                ----------------------  ------------   ----------------------  ------------
Total adjustments                                    -          (7.0)          7.0          -          (5.6)          5.6
                                                ----------------------  ------------   ----------  ----------  ------------
Net income - adjusted                             $127.3      $102.1         $25.2       $298.5      $257.8         $40.7
                                                ======================  ============   ======================  ============

FREE CASH FLOW
                                                                                        Twelve Months Ended     Increase/
                                                                                             December 31       (Decrease)
                                                                                       ----------------------  ------------
                                                                                          2003        2002     2003 vs 2002
                                                                                       ----------  ----------  ------------
Net cash provided by operating activities                                                $651.9      $521.6       $130.3
Less:
  Additions to property, plant and equipment                                              189.6       106.8         82.8
  Dividends paid                                                                           40.8        39.8          1.0
                                                                                       ----------------------  ------------
Free cash flow                                                                           $421.5      $375.0       $ 46.5
                                                                                       ======================  ============


RADIOSHACK CORPORATION AND SUBSIDIARIES
Adjusted Income Statement (Unaudited)
(In millions, except per share amounts)
                                                  Three Months Ended      Increase/      Twelve Months Ended     Increase/
                                                      December 31,       (Decrease)          December 31,       (Decrease)
                                                ----------------------  ------------   ----------------------  ------------
                                                   2003        2002     2003 vs 2002      2003        2002     2003 vs 2002
                                                ----------  ----------  ------------   ----------  ----------  ------------
Net sales and operating revenues                 $1,490.4    $1,497.7    $    (7.3)     $4,649.3    $4,577.2    $    72.1

Cost of products sold                               756.0       810.6        (54.6)      2,333.6     2,338.9         (5.3)
                                                ----------  ----------  ------------   ----------  ----------  ------------
Gross profit                                        734.4       687.1         47.3       2,315.7     2,238.3         77.4
                                                ----------  ----------  ------------   ----------  ----------  ------------
Operating expenses:

  Selling, general and administrative               504.2       495.0          9.2       1,740.0     1,699.6         40.4

  Depreciation and amortization                      23.2        22.8          0.4          92.0        94.7         (2.7)
                                                ----------  ----------  ------------   ----------  ----------  ------------
Total operating expenses                            527.4       517.8          9.6       1,832.0     1,794.3         37.7
                                                ----------  ----------  ------------   ----------  ----------  ------------
Operating income                                    207.0       169.3         37.7         483.7       444.0         39.7

Interest Income                                       1.4         2.9         (1.5)         12.8         9.0          3.8

Interest expense                                     (7.6)      (10.6)         3.0         (35.7)      (43.4)         7.7

Other income, net                                     -           3.1         (3.1)         12.0         6.2          5.8
                                                ----------  ----------  ------------   ----------  ----------  ------------
Income before income taxes                          200.8       164.7         36.1         472.8       415.8         57.0

Provision for income taxes                           73.5        62.6         10.9         174.3       158.0         16.3
                                                ----------  ----------  ------------   ----------  ----------  ------------
Net income                                       $  127.3    $  102.1    $    25.2      $  298.5    $  257.8         40.7
                                                ==========  ==========  ============   ==========  ==========  ============
Net income per common share:

  Basic                                          $  0.77     $  0.60     $     0.17     $  1.78     $  1.46     $    0.32
                                                ==========  ==========  ============   ==========  ==========  ============
  Diluted                                        $  0.77     $  0.59     $     0.18     $  1.77     $  1.42     $    0.35
                                                ==========  ==========  ============   ==========  ==========  ============
Avg shares used to compute earnings per share:

  Basic                                             164.5       168.7         (4.2)        167.7       173.0         (5.3)
                                                ==========  ==========  ============   ==========  ==========  ============
  Diluted                                           166.3       174.2         (7.9)        168.9       179.3        (10.4)
                                                ==========  ==========  ============   ==========  ==========  ============
Shares outstanding                                  162.5       171.7         (9.2)
                                                ==========  ==========  ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
(In millions)

                                              Dec. 31, 2003   Dec. 31, 2002
                                              -------------   -------------
Assets
Cash and cash equivalents                     $    634.7      $    446.5
Accounts and notes receivable, net                 182.4           206.1
Inventories                                        766.5           971.2
Other current assets                                83.0            83.1
                                              -------------   -------------
  Total current assets                           1,666.6         1,706.9

Property, plant and equipment, net                 513.1           421.6
Other assets                                        64.2            99.4
                                              -------------   -------------
Total assets                                  $  2,243.9      $  2,227.9
                                              =============   =============

Liabilities and Stockholders' Equity
Notes payable                                 $     77.4      $     36.0
Accounts payable                                   300.2           312.6
Accrued expenses                                   343.0           318.7
Income taxes payable                               137.5           160.9
                                              -------------   -------------
  Total current liabilities                        858.1           828.2

Long-term debt, excluding current maturities       541.3           591.3
Other non-current liabilities                       75.2            80.3
                                              -------------   -------------
  Total liabilities                              1,474.6         1,499.8
                                              -------------   -------------
Stockholders' equity                               769.3           728.1
                                              -------------   -------------
Total liabilities and stockholders' equity    $  2,243.9      $  2,227.9
                                              =============   =============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(In millions)
                                                                 Year Ended December 31,
                                                                 -----------------------
                                                                    2003         2002
                                                                 ----------   ----------
Cash flows from operating activities:
 Net income                                                       $  298.5     $  263.4
   Adjustments to reconcile net income to net cash provided by operating activities:

    Depreciation and amortization                                     92.0         94.7

    Provision for credit losses and bad debts                          0.4          4.7

    Deferred income taxes and other items                             51.7         30.6

    Impairment of long-lived assets                                    -            8.1
   Changes in operating assets and liabilities:

    Receivables                                                       17.2         68.2

    Inventories                                                      202.3        (21.4)

    Other current assets                                              (5.2)         1.9

    Accounts payable, accrued expenses and income taxes payable       (5.0)        71.4
                                                                 ----------   ----------
Net cash provided by operating activities                            651.9        521.6
                                                                 ----------   ----------

Cash flows from investing activities:

 Additions to property, plant and equipment                         (189.6)      (106.8)

 Proceeds from sale of property, plant and equipment                   2.0          8.6

 Proceeds from sale of installation subsidiary                         4.7          -

 Other investing activities                                           (6.0)        (0.8)
                                                                 ----------   ----------
Net cash used in investing activities                               (188.9)       (99.0)
                                                                 ----------   ----------
Cash flows from financing activities:

 Purchases of treasury stock                                        (286.2)      (329.9)

 Sales of treasury stock to employee stock plans                      35.8         40.6

 Proceeds from exercise of stock options                              15.7          9.0

 Dividends paid                                                      (40.8)       (39.8)

 Proceeds from financing obligation                                    -           32.3

 Changes in short-term borrowings, net                                20.7         (2.0)

 Repayments of long-term borrowings                                  (20.0)       (87.7)
                                                                 ----------   ----------
Net cash used in investing activities                               (274.8)      (377.5)
                                                                 ----------   ----------


Net increase in cash and cash equivalents                            188.2         45.1

Cash and cash equivalents, beginning of period                       446.5        401.4
                                                                 ----------   ----------
Cash and cash equivalents, end of period                          $  634.7     $  446.5
                                                                 ==========   ==========